UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                           SCHEDULE 14A INFORMATION
  		  PROXY STATEMENT PURSUANT TO SECTION 14(A)
		   OF THE SECURITIES EXCHANGE ACT OF 1934


Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY
     (AS PERMITTED BY RULE 14A-6(E)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-12

                              	   VALCOM, INC.
		------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


  (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]   No fee required.
[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
     (1)Title of each class of securities to which transaction applies:


     (2)Aggregate number of securities to which transaction applies:


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	pursuant  to  Exchange  Act  Rule  0-11 (set forth the  amount  on
	which the filing fee is calculated and state how it was determined):


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[ ]   Fee paid previously with preliminary materials:
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)Amount previously paid:


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                              TABLE OF CONTENTS


                                                              PAGE


Introduction                                                     1

Outstanding Securities and Voting Rights                         1

Questions and Answers About the Meeting and Voting               1

Security Ownership of Certain Beneficial Owners and Management   5

Executive Officers and Key Employees                             6

Family Relationships                                             6

Legal Proceedings                                                7

The Board of Directors and Corporate Governance                  7

Executive Compensation and Related Matters                       7

Section 16(a) Beneficial Ownership Reporting Compliance          9

 Item 1: Election of Directors                                  10

 Item 2. Increase in Authorized Shares of Capital Stock         11

Form 10-KSB                                                     12

Deadline for Future Proposals of Stockholders                   12

Other Matters Which May Come Before the Annual Meeting          12

Solicitation of Proxies                                         13








                                 VALCOM, INC.

                           NOTICE OF ANNUAL MEETING

                                      and

                                PROXY STATEMENT

                                     2006







                                 VALCOM, INC.

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         To be held November 20, 2006

TO THE STOCKHOLDERS OF VALCOM, INC.

     You are cordially invited to the 2006 Annual Meeting of Stockholders of ValCom, Inc., which will be held at our principal executive offices located at 920 South Commerce Street, Las Vegas, Nevada 89106, on Monday, November 20, 2006 beginning at 10:00 a.m., local time. The Annual Meeting will be held for the following purposes:


   1. To elect 3 members to our Board of Directors, each to hold office for the terms as set forth herein, and until his successor is elected and qualified (Proposal 1);

   2. To authorize the amendment our certificate of incorporation to (i) increase our authorized shares of our common stock from 100,000,000 to 250,000,000 shares, and (ii) increase our authorized shares of "blank check" preferred stock from 10,000,000 to 25,000,000 shares (Proposal 2); and

   3. To transact such other business as may properly come before the meeting or any postponements or adjournments of the meeting.


BECAUSE OF THE SIGNIFICANCE OF THESE PROPOSALS TO THE COMPANY AND ITS STOCKHOLDERS, IT IS VITAL THAT EVERY SHAREHOLDER VOTES AT THE ANNUAL MEETING IN PERSON OR BY PROXY.

     These proposals are fully set forth in the accompanying Proxy Statement, which you are urged to read thoroughly. For the reasons set forth in the Proxy Statement, your Board of Directors recommends a vote "FOR" each of the proposals. The Company intends to mail the Annual Report, Proxy Statement and Proxy enclosed with this notice on or about *, 2006, to all stockholders entitled to vote at the Annual Meeting. If you were a stockholder of record of our common stock on October 20, 2006, the record date for the Annual Meeting, you are entitled to vote at the meeting and any postponements or adjournments of the meeting. Stockholders are cordially invited to attend the Annual Meeting. However, whether or not you plan to attend the meeting in person, your shares should be represented and voted. After reading the enclosed Proxy Statement, please sign, date, and return promptly the enclosed proxy in the accompanying postpaid envelope we have provided for your convenience to ensure that your shares will be represented. If you do attend the meeting and wish to vote your shares personally, you may revoke your Proxy.

     We hope that you will use this opportunity to take an active part in our affairs by voting on the business to come before the Annual Meeting, either by executing and returning the enclosed Proxy Card or by casting your vote in person at the meeting.

                              BY ORDER OF THE BOARD OF DIRECTORS

                              VINCENT VELLARDITA
			      ----------------------------------
                              Chairman of the Board of Directors

Las Vegas, Nevada
October *, 2006

STOCKHOLDERS UNABLE TO ATTEND THE ANNUAL MEETING IN PERSON ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE. A STAMPED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. IF A STOCKHOLDER RECEIVES MORE THAN ONE PROXY CARD BECAUSE HE OR SHE OWNS SHARES REGISTERED IN DIFFERENT NAMES OR ADDRESSES, EACH PROXY CARD SHOULD BE COMPLETED AND RETURNED.



                                 VALCOM, INC.
                           920 SOUTH COMMERCE STREET
                            LAS VEGAS, NEVADA 89106
                                (702) 385-9000

                                PROXY STATEMENT

                        ANNUAL MEETING OF STOCKHOLDERS
                               NOVEMBER 20, 2006

                                 INTRODUCTION

      This Proxy Statement is furnished to the stockholders by the Board of Directors of ValCom, Inc., for solicitation of proxies for use at the 2006 Annual Meeting of Stockholders to be tentatively held at our principal executive offices located at 920 South Commerce Street, Las Vegas, Nevada 89106, on Monday, November 20, 2006 beginning at 10:00 a.m., local time, and at any and all adjournments of the meeting.

     The purpose of the Annual Meeting and the matters to be acted upon are set forth in the following Proxy Statement. As of the date of this Proxy Statement, our Board of Directors knows of no other business which will be presented for consideration at the Annual Meeting. A stockholder giving a proxy pursuant to this solicitation may revoke it at any time before it is exercised by submitting a duly executed proxy bearing a later date or by delivering to our Corporate Secretary a written notice of revocation prior to the Annual Meeting, or by appearing at the meeting and expressing a desire to vote his or her shares in person. Subject to such revocation, all shares represented by a properly executed proxy received prior to or at the Annual Meeting will be voted by the proxy holders whose names are set forth in the accompanying proxy in accordance with the instructions on the proxy. If no instruction is specified with respect to a matter to be acted upon, the shares represented by the proxy will be voted "FOR" the election of the nominees for director and "FOR" each other matter set forth in this Proxy Statement. If any other business properly comes before the meeting, votes will be cast in accordance with the proxies in respect of any such other business in accordance with the judgment of the persons acting under the proxies.

     It is anticipated that the mailing to stockholders of this Proxy Statement and the enclosed proxy will commence on or about *, 2006.

                   OUTSTANDING SECURITIES AND VOTING RIGHTS

      Only stockholders of record at the close of business on the record date of October 20, 2006 are entitled to notice of and to vote at the Annual Meeting. At that date there were * outstanding shares of our common stock, and
* outstanding shares of our preferred stock, our only outstanding voting securities. At the Annual Meeting, each share of common stock will be entitled to one vote.

     The representation, in person or by properly executed proxy, of the holders of a majority of the voting power of the shares of stock entitled to vote at the Annual Meeting is necessary to constitute a quorum for the transaction of business at the meeting. Stockholders are not entitled to cumulate their votes. Abstentions and broker non-votes (shares held by a broker or nominee which are represented at the Annual Meeting, but with respect to which such broker or nominee is not empowered to vote on a particular proposal) are counted for purposes of determining the presence or absence of a quorum for the transaction of business. In all matters, abstentions have the effect of votes against a proposal in tabulations of the votes cast on proposals presented to stockholders, while broker non-votes do not have any effect for purposes of determining whether a proposal has been approved.

                          QUESTIONS AND ANSWERS ABOUT

                         ABOUT THE MEETING AND VOTING


1. WHAT IS A PROXY?


     It is your legal designation of another person to vote the stock that you own. That other person is called a proxy. If you designate someone as your proxy in a written document, that document also is called a proxy or a proxy card. Vincent Vellardita, our Chief Executive Officer, and Sandy Markham, our Corporate Secretary, have been designated as proxies for the 2006 Annual Meeting of Stockholders.


2. WHAT IS THE RECORD DATE AND WHAT DOES IT MEAN?


     The record date for the 2006 Annual Meeting of Stockholders is October 20, 2006. The record date is established by our Board of Directors as required by Delaware law and our By-laws. Stockholders of record (registered stockholders and street name holders) at the close of business on the record date are entitled to:

   (a)receive notice of the meeting; and

   (b)vote at the meeting and any adjournments or postponements of the meeting.


3. WHAT IS THE DIFFERENCE BETWEEN A REGISTERED STOCKHOLDER AND A STOCKHOLDER WHO HOLDS STOCK IN STREET NAME?


     If your shares of stock are registered in your name on the books and records of our transfer agent, you are a registered stockholder.

     If your shares of stock are held for you in the name of your broker or bank, your shares are held in street name. The answer to Question 12 describes brokers' discretionary voting authority and when your bank or broker is permitted to vote your shares of stock without instructions from you.


4. WHAT ARE THE DIFFERENT METHODS THAT I CAN USE TO VOTE MY SHARES OF COMMON STOCK?

   (a)In Writing:


          All stockholders of record can vote by mailing in their completed proxy card (in the case of registered stockholders) or their completed vote instruction form (in the case of street name holders).

   (b)In Person:


          All stockholders may vote in person at the meeting (unless they are street name holders without a legal proxy).

5. HOW CAN I REVOKE A PROXY?


     You can revoke a proxy prior to the completion  of  voting  at the meeting by:

   (a)giving written notice to our Corporate Secretary;

   (b)delivering a later-dated proxy; or

   (c)voting in person at the meeting.


6. ARE VOTES CONFIDENTIAL? WHO COUNTS THE VOTES?


     We will hold the votes of each stockholder in confidence from directors, officers and employees except:


   (a)as necessary to meet applicable legal requirements and to assert or defend claims for or against us;



                                       2


   (b)in case of a contested proxy solicitation;

   (c)if a stockholder makes a written comment on the proxy card or otherwise communicates his or her vote to management; or

   (d)to allow the independent inspectors of election to certify the results of the vote.

7. WHAT ARE THE VOTING CHOICES WHEN VOTING ON DIRECTOR NOMINEES, AND WHAT VOTE IS NEEDED TO ELECT DIRECTORS?


     When voting on the election of director nominees to serve for the terms as set forth herein, stockholders may:

   (a)vote in favor of all nominees;

   (b)vote to withhold votes as to all nominees; or

   (c)withhold votes as to specific nominees.

     Directors will be elected by a plurality of the votes cast.

     Our Board recommends a vote "FOR" all of the nominees.

8. WHAT ARE THE VOTING CHOICES WHEN VOTING ON THE APPROVAL OF THE AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO INCREASE OUR AUTHORIZED SHARES OF COMMON STOCK FROM 100,000,000 TO 250,000,000 SHARES, AND INCREASE OUR AUTHORIZED SHARES OF "BLANK CHECK" PREFERRED STOCK FROM 10,000,000 TO 25,000,000 SHARES, AND WHAT VOTE IS NEEDED TO APPROVE?

     When voting on the amendment to our Certificate of Incorporation to increase our authorized shares of our common stock from 100,000,000 to 250,000,000 shares, and increase our authorized shares of "blank check" preferred stock from 10,000,000 to 25,000,000 shares, stockholders may:

   (a)vote in favor of the amendment;

   (b)vote against the amendment; or

   (c)abstain from voting on the amendment.


     The amendment will be approved if the votes cast "FOR" are a majority of the shares of our common stock issued and outstanding as of the record date of October 20, 2006. The Board recommends a vote "FOR" the amendment.


                                       3


9. WHAT IF A STOCKHOLDER DOES NOT SPECIFY A CHOICE FOR A MATTER WHEN RETURNING A PROXY?


     Stockholders should specify their choice for each matter on the enclosed proxy. If no specific instructions are given, proxies which are signed and returned will be voted FOR the election of all director nominees and FOR the amendment to our Certificate of Incorporation to increase our authorized shares of our common stock from 100,000,000 to 250,000,000 shares, and increase our authorized shares of "blank check" preferred stock from 10,000,000 to 25,000,000 shares.

10.WHO IS ENTITLED TO VOTE?


     You may vote if you owned stock as of the close of business on October 20, 2006. Each share of our common stock is entitled to one vote. As of October 20, 2006, we had * shares of common stock outstanding.


11.WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE PROXY CARD?


     It means that you have multiple accounts with brokers or our transfer agent. Please vote all of these shares. We recommend that you contact your broker or our transfer agent to consolidate as many accounts as possible under the same name and address. Our transfer agent is Continental Stock Transfer and Trust Company, 17 Battery Place, New York, NY 10004, or you can reach Continental Stock Transfer and Trust Company at (212) 509-4000.


12.WILL MY SHARES BE VOTED IF I DO NOT PROVIDE MY PROXY?


     If your shares are registered in your name, they will not be voted unless you submit your proxy card, or vote in person at the meeting. If your shares are held in street name, your bank, brokerage firm or other nominee, under some circumstances, may vote your shares.

     Brokerage firms, banks and other nominees may vote customers' unvoted shares on "routine" matters. Generally, a broker may not vote a customer's unvoted shares on non-routine matters without instructions from the customer and must instead submit a "broker non-vote." A broker non-vote is counted toward the shares needed for a quorum, but it is not counted in determining whether a matter has been approved.


13.ARE ABSTENTIONS AND BROKER NON-VOTES COUNTED?

     Broker non-votes will not be included in vote totals and will not affect the outcome of the vote. In matters other than the elections of directors, abstentions have the effect of votes against a proposal in tabulations of the votes cast on proposals presented to stockholders.


14.HOW MANY VOTES MUST BE PRESENT TO HOLD THE MEETING?


     To hold the meeting and conduct business, a majority of our outstanding voting shares as of October 20, 2006 must be present at the meeting. On this date, a total of * shares of our common stock were outstanding and entitled to vote. Shares representing a majority, or * votes, must be present. This is called a quorum.

     Votes are counted as present at the meeting if the stockholder either:


   (a)Is present and votes in person at the meeting, or

   (b)Has properly submitted a proxy card.



                                       4




        SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth information as to the shares of our common stock beneficially owned as of September 25, 2006 by (i) each person known to us to be the beneficial owner of more than 5% of our common stock; (ii) each director and nominee for director; (iii) each executive officer; and (iv) all of our directors and executive officers as a group. Unless otherwise indicated in the footnotes following the table, the persons as to whom the information is given had sole voting and investment power over the shares of common stock shown as beneficially owned by them. Unless otherwise indicated, the address of each person shown is c/o ValCom, Inc., 920 South Commerce Street, Las Vegas, Nevada 89106.

Vincent Vellardita, Chief Executive Officer and Chairman       9,441,049      11.22 %

Steven Cantrock, Chief Financial Officer                               0          0 %

Thomas Sims, Chief Operating Officer                             400,000          *

Richard Shintaku, Director                                     3,395,833       4.04 %

Ian Adlington, Director                                                0          0 %

Sandy Markham, Treasurer and Corporate Secretary                 105,000          *

Directors and Officers as a Group (6 persons)                 13,341,882      15.85 %

_______________
*Less than one percent.



                                       5



                     EXECUTIVE OFFICERS AND KEY EMPLOYEES

     The following table sets forth the names and ages of our executive officers and key employees, if any, who are not also directors.


Name           		Age             Position
---------------		---		----------------------------------

Steven Cantrock		53 		Chief Financial Officer

Sandy Markham  		46 		Treasurer and Corporate Secretary


EXECUTIVE OFFICERS

     The principal occupations for the past five years (and, in some instances, for prior years) of each of our executive officers (other than those executive officers who are also directors):

      STEVEN  CANTROCK is a Certified Public Accountant in California  and  has
served                                   as                                   a
financial consultant in the entertainment industry for over 23 years. His experience includes structuring film, television and music financing. He was also instrumental in structuring the purchase of the Beatles catalog for Michael Jackson. He was a principal at Coopers & Lybrand where he specialized in all aspects of the entertainment industry. Mr. Cantrock currently resides in Calabasas, CA.

     SANDY MARKHAM was appointed to the position of Secretary and Treasurer of the Corporation in July 22, 2005. She has been with ValCom since March 2005. Ms. Markham holds a Bachelor Degree in Business Administration from Regis University and has extensive experience in executive secretarial business. She has provided corporate support for the past 25 years for the casino/hotel industry in addition to other government, profit and non-profit organizations. She has extensive background in the field of advertising, marketing, special event coordinator, and personnel management. was appointed Secretary of the Company on September 14, 2004. Ms. Aws has served as Vice President of Administration of RWT, the Company's wholly owned subsidiary, since February 2004. Prior to that, Ms. Aws served as Executive Administrator, General Mortgage Corporation of America, from August 24, 2003 to February 2004; Director of Just for Kids, an after school and summer camp program for children, from December 2002 to August 2003; Assistant to the Chief Executive Officer of RWT from December 2002 through February 2004; and Administrative Assistant to Vice President of Marketing and Sales and Manager of Proposals and Contracts Administration for RWT.

                             FAMILY RELATIONSHIPS

     There are no family relationships among our executive officers and directors.


                                       6


                               LEGAL PROCEEDINGS

     As of the date of this Proxy Statement, there are no material proceedings to which any of our directors, executive officers, affiliates or stockholders is a party adverse to us. There are no orders, judgments, or decrees of any governmental agency or administrator, or of any court of competent jurisdiction, revoking or suspending for cause any license, permit or other authority to engage in the securities business or in the sale of a particular security or temporarily or permanently restraining any of our officers or directors from engaging in or continuing any conduct, practice or employment in connection with the purchase or sale of securities, or convicting such person of any felony or misdemeanor involving a security, or any aspect of the securities business or of theft or of any felony or any conviction in a criminal proceeding or being subject to a pending criminal proceeding.

                THE BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

     Our Board of Directors is responsible for establishing broad corporate policies and for overseeing our overall management. In addition to considering various matters which require Board approval, the Board provides advice and counsel to, and ultimately monitors the performance of, our senior management.

     We do not have a standing Audit Committee, a Compensation Committee, or a Nominations and Governance Committee of the board of directors. Our directors perform the functions of audit, nominating and compensation committees. Our directors, Vincent Vellardita, Richard Shintaku and Ian Adlington, participate in the consideration of director nominees. Due to the small size of our company and our board, the board of directors does not believe that establishing a separate nominating committee is necessary for effective governance. When additional members of the Board of Directors are appointed or elected, we will consider creating a nominating committee. The entire Board of Directors participates in audit related matters of our company, including, but not limited to, reviewing and discussing our audited financial statements with management and our auditors and recommending to the board of directors that the financial statements be included in our Annual Reports on Form 10-KSB. In performing their role equivalent to an audit committee, the Board of Directors
(i) reviewed and discussed the Company's audited financial statements in the Company's Annual Report on Form 10-KSB for the fiscal year ended September 30, 2005 with management, (ii) discussed with the Company's independent registered public accounting firm the matters required to be discussed pursuant to Statement on Auditing Standards No. 61 (Communication With Audit Committees),
(iii) discussed with its independent registered public accounting firm matters relating to independence, including the disclosures made to the Board as required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees ), and (iv) in reliance on the aforementioned reviews and discussions, recommended to management the inclusion of the Company's audited financial statements in the Company's Annual Report on Form 10-KSB for the fiscal year ended September 30, 2005 for filing with the Securities and Exchange Commission. Messrs. Vellardita, Shintaku and Adlington are not considered independent directors as defined by any national securities exchange registered pursuant to Section 6(a) of the Securities Exchange Act of 1934 or by any national securities association registered pursuant to Section 15A(a) of the Securities Exchange Act of 1934.

     The Board and our management strive to perform and fulfill their respective duties and obligations in a responsible and ethical manner. The Board performs annual self-evaluations. We have adopted a comprehensive Code of Ethics for all directors, officers and employees.

     During 2005, the Board of Directors met and/or executed unanimous written consents of the Board of Directors 22 times. While we do not have a formal policy requiring members of the Board to attend the Annual Meeting of Stockholders, we strongly encourage all directors to attend. No director attended fewer than 75% of the total number of meetings.


                             DIRECTOR COMPENSATION

     The Company has not paid and does not presently propose to pay cash compensation to any director for acting in such capacity. However, the Company will give the directors a grant of shares of common stock and reimbursement for reasonable out-of-pocket expenses for attending meetings. Outside directors received no cash compensation for their services; however they were reimbursed for their expenses associated with attendance at meetings or otherwise incurred in connection with the discharge of their duties as directors of the Company. No officer of the Company receives any additional compensation for his services as a director, and the Company does not contribute to any retirement, pension, or profit sharing plans covering its directors.

                  EXECUTIVE COMPENSATION AND RELATED MATTERS

     The following table sets forth the cash compensation (including cash bonuses) paid or accrued by us for our years ended September 30, 2005, 2004 and 2003 to our Chief Executive Officer and our four most highly compensated officers other than the Chief Executive Officer at September 30, 2005.


                                       7



                          SUMMARY COMPENSATION TABLE

                                                                   Restricted
Name & Position             Year   Salary      Bonus      Other       Stock      Options   LTIP   All Other
-----------------------	    ----   ------      -----	  -----	   ----------	 -------   ----	  ---------
Vincent Vellardita,         2004   $           0.000        0         140,400       0        0         0
Chairman and CEO            2003   $           0.000        0         100,000       0        0         0

Sandy Markham               2005   $           0.000        0          48,800       0        0         0
Treasurer and Secretary


2004 EMPLOYEE STOCK COMPENSATION PLAN

     The Company has a 2004 Employee Stock Compensation Plan (the "ESCP") to enhance its ability to attract, retain and compensate experienced employees, officers, directors and consultants. The effective date of the ESCP is January 10, 2004. A total of 2,000,000 shares of common stock were registered for issuance under the ESCP on Form S-8 registration statement filed December 30, 2003. Pursuant to the ESCP, the Compensation Committee or the Board of Directors may award registered shares of the Company's common stock to employees, officers, directors or consultants for cash, property, services rendered or other form of payment constituting lawful consideration. Plan shares awarded for other than services rendered shall be sold at not less than fair market value on the date of grant. During the fiscal year ended September 30, 2004, the Company issued an aggregate of 1,000,000 shares of registered common stock to employees, officers, directors and consultants pursuant to the ESCP for services rendered.

EQUITY COMPENSATION PLAN INFORMATION

     The following table shows information with respect to each equity compensation plan under which our common stock is authorized for issuance as of the fiscal year ended September 30, 2005.


 Plan Category                Number of shares to be issued      Weighted average        Number of securities
                              upon exercise of outstanding       exercise price of      remaining available for
                                         options                outstanding options         future issuance
			      ------------------------------	-------------------	-----------------------
Equity compensation                         0                             0                        0
plans approved by
security holders

Equity compensation                         0                             0                        0
plans not approved by
security holders

Total                                       0                             0                        0


OPTIONS GRANTS IN LAST FISCAL YEAR

      The following table sets forth information with respect to grants of options to purchase our common stock to the named executive officers during the fiscal year ended September 30, 2005.


				OPTIONS IN YEAR ENDED SEPTEMBER 30, 2005
           				    INDIVIDUAL GRANTS

Name    Number of Shares Underlying     % of Total Options Granted to   Exercise   Market    Expiration
                  Options                          Employees             Price     Price        Date
----	---------------------------	-----------------------------	--------   ------    ----------
N/A                  0                               0                        --       --            --
N/A                  0                               0                	      --       --            --
N/A                  0                               0                        --       --            --




                                       8





AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR END OPTION
VALUES

     The following table sets forth information as of September 30, 2005 with respect to the named executive officers information with respect to options exercised, unexercised options and year-end option values in each case with respect to options to purchase shares of our common stock.



                                   Number of Securities Underlying      Value of Unexercised In The
                                       Unexercised Options at                Money Options At
                                         September 30, 2005                 September 30, 2005
				   -------------------------------     -----------------------------
          Shares        Value
       Acquired on    Realized     Exercisable      Unexercisable      Exercisable     Unexercisable
Name   Exercise (#)      ($)           (#)               (#)               ($)              ($)
----   ------------   --------	   -----------	    -------------      -----------     -------------
N/A              0          0               --                 --            	 0                 0
N/A              0          0               --                 --            	 0                 0
N/A              0          0               --                 --            	 0                 0


EMPLOYMENT AGREEMENT

     Currently there is an employment agreement with one executive, Vincent Vellardita, Chairman and CEO.

     The Company entered into an Employment Agreement with Vince Vellardita, the Company's Chairman of the Board, Chief Executive Officer and President, effective October 1, 2000. The term of the Agreement is for five years. The Board of Directors may terminate Mr. Vellardita's employment at any time. The Agreement shall be automatically renewed for successive one- year terms, unless either party gives written notice of termination three months prior to the end of the term. The Agreement provides for an annual salary of $120,000 for the first year, $150,000 for the second year and $200,000 for the third year, plus a bonus if authorized by the Board of Directors. If the Company is involved in a merger or consolidation in which it does not survive, or if the Company transfers substantially all of its assets, the surviving entity in the merger or consolidation or the transferee of the Company's assets shall be bound by the Agreement. With the exception of ownership of up to five percent of the equity securities of another publicly traded corporation, the Agreement prohibits Mr. Vellardita from engaging in any activity competitive with or adverse to the Company's business or welfare without the Company's prior written consent.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     At September 30, 2004, related party payables represent $100,000 due to a Director and shareholder of the Company.

     At September 30, 2005, related party payables represent $267,955 due to the President of the Company for his salary and various advances to the Company.

     We believe that these transactions were advantageous to us and were on terms no less favorable to us than could have been obtained from unaffiliated third parties.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Under the Exchange Act, our directors, our executive officers, and any persons holding more than 10% of our common stock are required to report their ownership of the common stock and any changes in that ownership to the Commission. Specific due dates for these reports have been established and we are required to report in this Proxy Statement any failure to file by these dates during the fiscal year ended December 31, 2005. All of these filing requirements were satisfied by our directors, officers and 10% holders. In making these statements, we have relied on the written representations of our directors, officers and our 10% holders and copies of the reports that they have filed with the Commission.


                                       9


                       PROPOSAL 1: ELECTION OF DIRECTORS

     Pursuant to our Certificate of Incorporation, the holders of our common stock may elect our 3 directors. All nominees have advised us that they are able and willing to serve as directors. However, if any nominee is unable to or for good cause will not serve, the persons named in the accompanying proxy will vote for any other person nominated by our Board of Directors.

     Except as set forth below, no arrangement or understanding exists between any nominee and any other person or persons pursuant to which any nominee was or is to be selected as a director or nominee.

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF THE NOMINEES
                                 LISTED BELOW.

     The following table  sets  forth the names and ages of the nominees of our

Name              	Age     Position
------------------	---	-----------------------------------------------

Vincent Vellardita 	48 	Chairman, Chief Executive Officer and President

Richard Shintaku   	57 	Director

Ian Adlington     	62	Director


     The principal occupations for the past five years (and, in some instances, for prior years) of each of our directors are as follows:

     VINCENT VELLARDITA has served as the Company's President, Chief Executive Officer and Chairman of the Board since October 2000. Mr. Vellardita was instrumental in having Valencia Entertainment International, LLC acquire a 180,000 square foot production facility in Valencia, California that houses eight film and production sound stages that have been occupied for the past four years by the hit CBS series JAG and Fox's Power Rangers. Mr. Vellardita began his career in 1977 as a music producer and promoter of live shows and is credited with bringing Duran/Duran and U2 to North America for their first US tours. He also produced a benefit tour for the 1980 Presidential campaign of John Anderson. Mr. Vellardita is a 25-year veteran production executive with a successful track record. While in Nashville, Mr. Vellardita was responsible for the turnaround for a production house for music into a television satellite network, housing multiple sound- stages and edit bays. Mr. Vellardita also increased revenues by bringing national accounts to this network. Mr. Vellardita has been involved in over 10,000 episodes of television and 100 films. After Mr. Vellardita's success in Nashville, he moved to Los Angeles, focusing on film and television, where he developed independent production studios. Mr. Vellardita handled everything from the coordination of sales and contracts negotiations, to the launching of marketing strategies to lure some of the biggest names in the television community. These include Paramount, Warner Brothers, and Disney. Mr. Vellardita does not currently serve as a director of any other reporting company.

     RICHARD SHINTAKU has served on the Board since August 5, 2003. He is currently President and CEO of Inter-Continental Associates Group, LLC and ICAG, Inc. Mr. Shintaku has been married for 36 years and has two daughters and three grandsons and resides at Lake Las Vegas, Nevada. ICAG has been a leading investment and consulting firm in the Asia/Pacific region since 1973. ICAG is a Merrill Lynch investment "Alliance Partner". He is currently Vice President and principal of MRI International, Inc., one of the nations largest medical receivables funding companies, Executive Vice President and principal of JMR Nevada, Inc. (Harmon Medical Center), and KK JMR (Medical, Japan centers). Mr. Shintaku is also Chairman and CEO of Premier Entertainment Services, Inc., (product placement in Digatech International, Inc. (Gaming technology) and Owner/Proprietor of The Royal Hawaiian Farms (Pistachio/Grapes). He is a Partner of Super Nova Financial Services (NY Mercantile Exchange). He also serves on various board of directors of many Asian and domestic firms. He has recently been asked to serve as the first Honorary Consul General of Japan in the State of Nevada and is presently serving as the Nevada representative on the Republican Presidential Roundtable.

      IAN ADLINGTON has served as the founder and Chief Executive Officer of Newport Capital Group from 1998 to the present, a venture capital company which provides Bio Science advice. He is a Member of the Institute of Management Services, the British Institute of Management and the Institute of Bankers as well as a Fellow at the Institute of Directors. In 1979, Mr. Adlington received his B.A. with honors in Math and Economics from the University of Keele. In addition, he received his M.A. in Economics from the University of Keele in 1980. Mr. Adlington also received his M.B.A. from Open Business School and Plymouth School in 1993 as well as a PhD from the Plymouth Business School and his D.B.A. from the Chartered Institute of Marketing in 1997. Currently Mr. Adlington serves of the Board of Directors of over twenty domestic and international companies.

               PROPOSAL 2: INCREASE IN AUTHORIZED CAPITAL STOCK

     Our Board of Directors has unanimously approved, subject to stockholder approval, an amendment to our Certificate of Incorporation to increase the number of authorized shares of our common stock from 100,000,000 to 250,000,000 shares, and increase our authorized shares of "blank check" preferred stock from 10,000,000 to 25,000,000 shares. The Company currently has authorized common stock of 100,000,000 shares and approximately * are issued and outstanding as of the Record Date. In addition, the Company currently has authorized preferred stock of 10,000,000 shares and approximately * are issued and outstanding as of the Record Date. The Board believes that the increase in authorized common shares would provide the Company greater flexibility with respect to the Company's capital structure for such purposes as additional equity financing, and stock based acquisitions.

INCREASE IN AUTHORIZED COMMON STOCK AND PREFERRED STOCK

     The terms of the additional shares of common stock and preferred stock will be identical to those of the currently outstanding shares of common stock; provided, that the preferred stock is "blank check", meaning that the Board may set forth the rights, preferences and designations of each series of preferred stock as may be expressed in resolutions duly adopted by the Board of Directors, without further approval from stockholders. However, because holders of common stock and preferred stock have no preemptive rights to purchase or subscribe for any unissued stock of the Company, the issuance of additional shares of common stock and preferred stock will reduce the current stockholders' percentage ownership interest in the total outstanding shares of common stock and preferred stock. This amendment and the creation of additional shares of authorized common stock and preferred stock will not alter the current number of issued shares. The relative rights and limitations of the shares of common stock will remain unchanged under this amendment.

     As of the Record Date, a total of * and * shares of the Company's currently authorized 100,000,000 and 10,000,000 shares of common stock and preferred stock, respectively, are issued and outstanding. The increase in the number of authorized but unissued shares of common stock and preferred stock would enable the Company, without further stockholder approval, to issue shares from time to time as may be required for proper business purposes, such as raising additional capital for ongoing operations, business and asset acquisitions, stock splits and dividends, present and future employee benefit programs and other corporate purposes.

     The proposed increase in the authorized number of shares of common stock and preferred stock could have a number of effects on the Company's stockholders depending upon the exact nature and circumstances of any actual issuances of authorized but unissued shares. The increase could have an anti-takeover effect, in that additional shares could be issued (within the limits imposed by applicable law) in one or more transactions that could make a change in control or takeover of the Company more difficult. For example, additional shares could be issued by the Company so as to dilute the stock ownership or voting rights of persons seeking to obtain control of the Company, even if the persons seeking to obtain control of the Company offer an above-market premium that is favored by a majority of the independent stockholders. Similarly, the issuance of additional shares to certain persons allied with the Company's management could have the effect of making it more difficult to remove the Company's current management by diluting the stock ownership or voting rights of persons seeking to cause such removal. The Company does not have any other provisions in its certificate or incorporation, by-laws, employment agreements, credit agreements or any other documents that have material anti-takeover consequences. Additionally, the Company has no plans or proposals to adopt other provisions or enter into other arrangements, except as disclosed below, that may have material anti-takeover consequences. The Board of Directors is not aware of any attempt, or contemplated attempt, to acquire control of the Company, and this proposal is not being presented with the intent that it be utilized as a type of anti-takeover device.

     There are currently no plans, arrangements, commitments or understandings for the issuance of the additional shares of Common Stock which are proposed to be authorized.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE AMENDMENT TO

  THE CERTIFICATE OF INCORPORATION TO INCREASE OUR AUTHORIZED SHARES OF COMMON
                    STOCK AND BLANK CHECK PREFERRED STOCK.





                                      11




                          FORM 10-KSB AND FORM 10-QSB

OUR ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 2005 TOGETHER WITH OUR QUARTERLY REPORT ON FORM 10-QSB FOR THE THREE AND SIX MONTHS ENDED JUNE 30, 2006, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, IS BEING DELIVERED TO YOU WITH THIS PROXY STATEMENT. IN ADDITION, UPON ORAL OR WRITTEN REQUEST OF ANY PERSON ENTITLED TO VOTE AT THE MEETING, ADDRESSED TO US, ATTENTION:
SECRETARY, VALCOM, INC 920 SOUTH COMMERCE STREET, LAS VEGAS, NEVADA 89106, WE WILL PROVIDE WITHOUT CHARGE, A COPY OF OUR ANNUAL REPORT AND QUARTERLY REPORT WITHIN ONE (1) BUSINESS DAY OF THE COMPANY'S RECIEPT OF SUCH REQUEST. THE ANNUAL REPORT AND QUARTERLY REPORT ARE INCORPORATED IN THIS PROXY STATEMENT. YOU ARE ENCOURAGED TO REVIEW THE ANNUAL REPORT AND QUARTERLY REPORT TOGETHER WITH SUBSEQUENT INFORMATION FILED BY THE COMPANY WITH THE SEC AND OTHER PUBLICLY AVAILABLE INFORMATION.

                       COMMUNICATIONS WITH STOCKHOLDERS

     Anyone who has a concern about our conduct, including accounting, internal accounting controls or audit matters, may communicate directly with our Chief Executive Officer or our non-management directors. Such communications may be confidential or anonymous, and may be submitted in writing addressed care of Sandy Markham, Corporate Secretary, ValCom, Inc., 920 South Commerce Street, Las Vegas, Nevada 89106. All such concerns will be forwarded to the appropriate directors for their review, and will be simultaneously reviewed and addressed by the proper executive officers in the same way that other concerns are addressed by us.

                 DEADLINE FOR FUTURE PROPOSALS OF STOCKHOLDERS

     Proposals that a stockholder desires to have included in our proxy materials for our 2007 Annual Meeting of Stockholders must comply with the applicable rules and regulations of the Securities and Exchange Commission, including that any such proposal must be received by our Secretary at our principal office no later than *, 2007. It is suggested that such proposals be sent by Certified Mail, Return Receipt Requested. Our By-laws require a stockholder to give advance notice of any business, including the nomination of candidates for the Board of Directors, which the stockholder wishes to bring before a meeting of our stockholders. In general, for business to be brought before an annual meeting by a stockholder, written notice of the stockholder proposal or nomination must be received by our Secretary not more than 180 days prior to the anniversary of the preceding year's annual meeting. With respect to stockholder proposals, the stockholder's notice to our Secretary must contain a brief description of the business to be brought before the meeting and the reasons for conducting such business at the meeting, as well as other information set forth in our By-laws or required by law. With respect to the nomination of a candidate for the Board of Directors by a stockholder, the stockholder's notice to our Secretary must contain certain information set forth in our By-laws about both the nominee and the stockholder making the nominations. If a stockholder desires to have a proposal included in our proxy materials for our 2006 Annual Meeting of Stockholders and desires to have such proposal brought before the same annual meeting, the stockholder must comply with both sets of procedures described in this paragraph. Any required written notices should be sent to ValCom, Inc., 920 South Commerce Street, Las Vegas, Nevada 89106 Attn: Secretary.

            OTHER MATTERS WHICH MAY COME BEFORE THE ANNUAL MEETING

     We know of no other matters to be presented at the Annual Meeting, but if any other matters should properly come before the meeting, it is intended that the persons named in the accompanying form of proxy will vote the same in accordance with their best judgment and their discretion, and authority to do so is included in the proxy.


                                      12




                            SOLICITATION OF PROXIES

     The expense of this solicitation of proxies will be borne by us. Solicitations will be made only by use of the mail except that, if deemed desirable, our officers and regular employees may solicit proxies by telephone, telegraph or personal calls. Brokerage houses, custodians, nominees and fiduciaries will be requested to forward the proxy soliciting material to the beneficial owners of the stock held of record by such persons and we will reimburse them for their reasonable expenses incurred in this effort.

                              BY ORDER OF THE BOARD OF DIRECTORS


                              VINCENT VELLARDITA
			      ----------------------------------
                              Chairman of the Board of Directors


                                      13





                                   EXHIBIT 1

                           CERTIFICATE OF AMENDMENT
                                      TO
                         CERTIFICATE OF INCORPORATION
                                      OF
                                 VALCOM, INC.


     The undersigned, being the Chief Executive Officer and Secretary of VALCOM, INC., a corporation existing under the laws of the State of Delaware, do hereby certify under the seal of the said corporation as follows:

1. The Certificate of Incorporation of the Corporation is hereby amended by replacing Article FOURTH, it its entirety, with the following:

          "FOURTH. Effective upon the filing by the Secretary of State of the State of Delaware of this Amendment to the Amended and Restated Certificate of Incorporation (the "Effective Time"), the Corporation is authorized to issue two classes of stock to de designated, respectively, preferred stock ("Preferred Stock") and common stock ("Common Stock"). The total number of shares of stock that the Corporation is authorized to issue is two hundred seventh five million (275,000,000). The total number of shares of Common Stock the Corporation shall have the authority to issue is two hundred fifty million (250,000,000). The total number of shares of Preferred Stock the Corporation shall have the authority to issue is twenty five million (25,000,000). The Common Stock shall have a par value of $0.001 per share and the Preferred Stock shall have a par value of $0.001 per share. The Preferred Stock, or any series thereof, shall have such designations, preferences and relative, participating, optional or other special rights and qualifications, limitations or restrictions thereof as shall be expressed in the resolution or resolutions providing for the issue of such stock adopted by the Board of Directors and may be made dependent upon facts ascertainable outside such resolution or resolutions of the Board of Directors, provided that the matter in which such facts shall operate upon such designations, preferences, rights and qualifications, limitations or restrictions of such class or series of stock is clearly and expressly set forth in the resolution or resolutions providing for the issuance of such stock by the Board of Directors."

     2. The amendment of the certificate of incorporation herein certified has been duly adopted by the unanimous written consent of the Corporation's Board of Directors and a majority of the Corporation's stockholders in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

     IN WITNESS WHEREOF, the Corporation has caused its corporate seal to be hereunto affixed and this Certificate of Amendment of the Corporation's Certificate of Incorporation, as amended, to be signed by Vincent Vellardita, its Chief Executive Officer, and Sandy Markham, its Secretary, this __ th day of _______________________, 2006.

                              VALCOM, INC.


                              By: /s/ Vincent Vellardita
				  -----------------------
                                  Vincent Vellardita
				  Chief Executive Officer


                              By: /s/ Sandy Markham
				  -----------------
                                  Sandy Markham,
				  Secretary

                       ANNUAL MEETING OF STOCKHOLDERS OF

                                 VALCOM, INC.

                               November 20, 2006

             -- FOLD AND DETACH HERE AND READ THE REVERSE SIDE --

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                                 VALCOM, INC.

The undersigned appoints Vincent Vellardita and Sandy Markham, each as proxies, with the power to appoint his or her substitute, and authorizes each of them to represent and to vote, as designated on the reverse side hereof, all shares of Common Stock of ValCom, Inc., held of record by the undersigned at the close of business on October 20, 2006, at the Annual Meeting of Stockholders to be tentatively held at our principal executive offices located at 920 South Commerce Street, Las Vegas, Nevada 89106, on Monday, November 20, 2006 beginning at 10:00 a.m., and at any adjournment thereof. Any and all proxies heretofore given are hereby revoked.

      (CONTINUED, AND TO BE MARKED, DATED AND SIGNED, ON THE OTHER SIDE)







             -- FOLD AND DETACH HERE AND READ THE REVERSE SIDE --

                                     PROXY

THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED "FOR" THE PROPOSALS. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.


1. ELECTION OF DIRECTORS:                                                               FOR     WITHHOLD
                                                                                                AUTHORITY
(TO  WITHHOLD  AUTHORITY  TO  VOTE  FOR  ANY INDIVIDUAL NOMINEE, STRIKE A LINE
THROUGH THAT NOMINEE'S NAME IN THE LIST BELOW) 						[ ]	   [ ]

Nominees are: Vincent Vellardita, Richard Shintaku and Ian Adlington

2. PROPOSAL  TO  AMEND  THE COMPANY'S CERTIFICATE OF INCORPORATION TO INCREASE    	FOR   AGAINST  ABSTAIN
   THE  NUMBER  OF  AUTHORIZED SHARES  OF  COMMON  STOCK  FROM 100,000,000  TO
   250,000,000  SHARES, AND  THE  NUMBER OF AUTHORIZED SHARES OF "BLANK CHECK"
   PREFERRED STOCK FROM 10,000,000 TO 25,000,000 SHARES.				[ ]	[ ]	 [ ]

3. In  their  discretion,  the  proxies  are  authorized to vote on such other    	FOR   AGAINST  ABSTAIN
   business  as  may  properlycome before the meeting                                   [ ]	[ ]	 [ ]

                                                                                        COMPANY ID:
                                                                                        PROXY NUMBER:
                                                                                        ACCOUNT NUMBER:


Signature: ________________Signature: ________________Date: ___________________


NOTE: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as an attorney, executor, administrator, trustee or guardian, please give title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized persons.